As filed with the Securities and Exchange Commission on September 9, 2024

File No.: 333-[_____]

File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

ADVANCED SERIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

(203) 926-1888
(Area Code and Telephone Number)

655 Broad Street
Newark, New Jersey 07102
Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Andrew R. French
Secretary, Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Name and Address of Agent for Service:
(Number and Street) (City) (State) (Zip Code)

Copies to:

Paulita A. Pike, Esq.
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest of AST Small-Cap Growth Portfolio, a series of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

October 11, 2024

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Small-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024 at 11:30 a.m. Eastern Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST Small-Cap Growth Portfolio (the "Acquiring Portfolio"), a separate series of the Trust, in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Reorganization will consolidate the two portfolios, providing an opportunity for shareholders to experience improved economies of scale. As a result of the Reorganization, the Target Portfolio will experience a decrease in total gross and net operating expenses as well as the potential for improved performance.

It is expected that there will be no adverse tax consequences to Contract owners as a result of the Reorganization. The Reorganization will not cause any fees or charges under your current contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract. If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about December 16, 2024.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the Reorganization. Although the Board has determined that the Reorganization is in the best interest of shareholders, the final decision is yours.

The following pages include important information on the proposed Reorganization in a question-and-answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization which you should read carefully.

Your vote is important no matter how large or small your investment. We urge you to provide your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 1-800-690-6903 or you may vote over the Internet by going to www.proxyvote.com.

We encourage you to send your voting instructions to the Trust prior to November 26, 2024. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Small-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization of the Target Portfolio into the AST Small-Cap Growth Portfolio (the Acquiring Portfolio," and together with the Target Portfolio, the Portfolios"), which is also a series of the Trust (the “Reorganization”). The proposal has been recommended by PGIM Investments LLC (“PGIM Investments”) and AST Investment Services, Inc. (together, the “Manager”) for the Target Portfolio and has been approved by the Board of Trustees of the Trust (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE REORGANIZATION IMPACT FEES AND EXPENSES?

A. The Board has approved a contractual management fee reduction for the Acquiring Portfolio in connection with the Reorganization. As discussed in further detail in the attached Prospectus/Proxy Statement, if the Reorganization is approved, it is expected that the total gross and net operating expense ratio of the Combined Portfolio will be lower than the total gross and net operating expense ratio of the Target Portfolio, respectively. The contractual management fee reduction is contingent upon the approval of the Reorganization by the Target Portfolio’s shareholders. The reduced contractual management fee for the Acquiring Portfolio will become effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024. The contractual management fee reduction is referred to throughout the attached Prospectus/Proxy Statement as the "Management Fee Reduction." If the Reorganization is not approved by the Target Portfolio’s shareholders, the Manager will consider other options for the Target Portfolio.

Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. WHY IS THE REORGANIZATION BEING PURSUED?

A. Effective December 31, 2020, Prudential Financial, Inc. (“Prudential”) discontinued sales of traditional variable annuity contracts with guaranteed living benefits and restricted additional purchases into certain existing contracts. The closure of these products, coupled with industry trends impacting the platform, has resulted in limited potential sources of long-term scale and the likelihood of related expense increases for the Portfolios. The Manager’s goal in making the proposal set forth in the attached Prospectus/Proxy Statement is to ensure shareholders are protected from decreasing economies of scale, providing the potential for improved performance and preserving the high-level services shareholders have come to expect.

The Reorganization will consolidate the Target Portfolio and the Acquiring Portfolio, providing an opportunity to improve overall economies of scale. In addition, shareholders of the Target Portfolio are expected to benefit from reduced total net expenses as shareholders of the Combined Portfolio following the Reorganization. The Reorganization also provides shareholders of the Target Portfolio with the potential for improved performance.

Q5. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A.	Based on information available, as indicated below, the Reorganization is expected to benefit shareholders for several reasons, including:

•	The Combined Portfolio will be larger than the Target Portfolio with an estimated $2.1 billion based on net assets as of June 30, 2024, which will improve overall economies of scale;
•	Assuming the Repositioning (as discussed herein), the Reorganization, and the Management Fee Reduction had been in effect for the one-year period ended June 30, 2024, the pro forma total gross and net operating expense ratios for the Combined Portfolio would have been lower than the total gross and net operating expense ratios of the Target Portfolio; and
•	The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $360,000 based on portfolio assets for a one-year period, based on current assets as of June 30, 2024.
•	Please read pages [XX-XX] of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q6. WHAT WILL HAPPEN TO THE TARGET PORTFOLIO'S CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned," which will involve hiring Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, and TimesSquare Capital Management, LLC as new subadvisers to the Acquiring Portfolio to serve alongside Driehaus Capital Management LLC, and making certain changes to the Acquiring Portfolio's principal investment strategies (collectively, the “Repositioning”). In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Small-Cap Equity Portfolio,” the contractual management fee for the Acquiring Portfolio will be reduced pursuant to the Management Fee Reduction, and the secondary benchmark index for the Acquiring Portfolio will be changed from the Russell 2000 Growth Index to the Russell 2000 Index. The Manager will not move forward with the Repositioning or Management Fee Reduction if the Reorganization is not approved. The extent to which the securities of the Target Portfolio will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio's investment objective and strategies, as repositioned and in effect as of the date of the Reorganization.

The Manager expects that approximately 49% of the Target Portfolio's holdings will be retained by the Combined Portfolio in connection with the Reorganization and Repositioning. The retained securities from the Target Portfolio represent 22.8% of the Combined Portfolio assets. In connection with the Reorganization, the Manager may use a transition manager to assist in the transition of the Combined Portfolio. It is not expected that the Acquiring Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Target Portfolio, as further discussed below in "Information About the Reorganization". Please see Q8 for additional information on the costs associated with the Reorganization and Repositioning.

Please read pages [XX-XX] of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

Q7. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE REORGANIZATION?

A. Yes. The Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), voted to approve the Reorganization.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganization. See pages [XX-XX] of the attached Prospectus/Proxy Statement for a discussion of factors considered by the Board in approving the Reorganization.

Q8. WHO IS PAYING FOR THE COSTS ASSOCIATED WITH THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $143,310.

The Combined Portfolio will bear the transaction costs related to the Reorganization, although some derivatives and similar holdings may be repositioned prior to the Reorganization if they cannot be effectively transferred to the Acquiring Portfolio. Such transaction costs typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable. The Manager currently estimates such transaction costs to be $552,000 (0.027% of net combined assets).

Q9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is August 30, 2024. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024, at 11:30 a.m. Eastern Time.

Q11. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•	Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;
•	Completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;
•	Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or
•	Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q12. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q13. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to be completed on or about December 16, 2024.

Q14. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q15. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-888-778-2888 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q16. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio without penalty during the period within 60 days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization). Such transfer will not count towards a contract owner's allotted transfers.

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AST SMALL-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 26, 2024

To the Shareholders of the AST Small-Cap Value Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Small-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024 at 11:30 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I.	To approve a Plan of Reorganization of the Trust with respect to the Target Portfolio and the AST Small-Cap Growth Portfolio (the “Acquiring Portfolio”), each a series of the Trust, (the “Plan”) regarding the proposed reorganization of the Target Portfolio into the Acquiring Portfolio.

II.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

A copy of the form of Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of all of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on August 30, 2024, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal, and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT

DATED OCTOBER 11, 2024

ADVANCED SERIES TRUST

PROXY STATEMENT
for
AST SMALL-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST SMALL-CAP GROWTH PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Dated October 11, 2024

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of the AST Small-Cap Value Portfolio
into the AST Small-Cap Growth Portfolio

This Prospectus/Proxy Statement is furnished in connection with a Special Meeting of Shareholders (the "Meeting") of the AST Small-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the AST Small-Cap Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a separate series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.1

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 26, 2024 at 11:30 a.m. Eastern Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on August 30, 2024 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about October 11, 2024.

The investment objectives of the Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST Small-Cap Value Portfolio	to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued

Acquiring Portfolio Name	Investment Objective
AST Small-Cap Growth Portfolio	to seek long-term capital growth

The Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund.

1 As explained further in the attached Prospectus/Proxy Statement, effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned," which will involve hiring Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, and TimesSquare Capital Management, LLC as new subadvisers to serve alongside Driehaus Capital Management LLC, and making certain changes to the Acquiring Portfolio’s principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Small-Cap Equity Portfolio” and the contractual management fee for the Acquiring Portfolio will be reduced and the secondary benchmark index for the Acquiring Portfolio, will be changed from the Russell 2000 Growth Index to the Russell 2000 Index. The preceding actions collectively are referred to as the "Repositioning" or the "Management Fee Reduction," as applicable. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved.

Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The following documents containing additional information about the Portfolios have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Proxy Statement:

•	The Statement of Additional Information (“SAI”) dated October 11, 2024 relating to this Prospectus/Proxy Statement, under file number [XX];
•	The Prospectus and Statement of Additional Information, as supplemented, dated May 1, 2024 for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;
•	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-05186; and
•	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-05186.

You may request a free copy of this Prospectus/Proxy Statement, the Statement of Additional Information relating to this Prospectus/Proxy Statement, and the Prospectus and Statement of Additional Information of the Trust with respect to the Portfolios or other documents relating to the Trust and the Portfolios without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SEC maintains a website (www.sec.gov) that contains this Prospectus/Proxy Statement, reports, and other information relating to the Trust and Portfolios that have been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

Page
4	Summary
6	Information About the Reorganization
8	Comparison of Target Portfolio, Acquiring Portfolio and Combined Portfolio
14	Management of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio
21	Voting Information
21	Additional Information About the Target Portfolio and the Acquiring Portfolio
22	Principal Holders of Shares
23	Financial Highlights

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of Plan (Exhibit A) and additional information regarding the Acquiring Portfolio set forth in Exhibit B.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS") both serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Small-Cap Value Portfolio	Boston Partners Global Investors, Inc. ("Boston Partners"), Goldman Sachs Asset Management, L.P. ("GSAM"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")
AST Small-Cap Growth Portfolio	Emerald Mutual Fund Advisers Trust ("Emerald"), Driehaus Capital Management LLC ("Driehaus") Massachusetts Financial Services Company ("MFS"), UBS Asset Management (Americas) LLC ("UBS") and Victory Capital Management Inc. ("Victory Capital")
Combined Portfolio, reflecting the Repositioning	Boston Partners, Dimensional Fund Advisors LP (“DFA”), Hotchkis and Wiley, TimesSquare Capital Management, LLC (“TimesSquare”), Driehaus[1]

(1) Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be “repositioned,” which will involve hiring Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, and TimesSquare Capital Management, LLC as new subadvisers to serve alongside Driehaus Capital Management LLC, and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Small-Cap Equity Portfolio,” the contractual management fee for the Acquiring Portfolio will be reduced, and the secondary benchmark index for the Acquiring Portfolio, will be changed from the Russell 2000 Growth Index to the Russell 2000 Index. The Manager will not move forward with the Repositioning or Management Fee Reduction if the Reorganization is not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and the Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The investment objective of the Acquiring Portfolio (both current and as repositioned) is to seek long-term capital growth. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have substantially similar principal investment strategies. The Target Portfolio and the Acquiring Portfolio normally invest at least 80% of assets in securities issued by small-capitalization companies. The Combined Portfolio (as repositioned) normally invests at least 80% of its assets in equity and equity-related securities of small capitalization companies. The Target Portfolio normally invests in securities of small-capitalization companies with a value focus. The Combined Portfolio will invest in small-capitalization equity investments without a growth or value focus. The Target Portfolio may invest up to 20% of its total assets in foreign securities, and the Acquiring Portfolio and Combined Portfolio (as repositioned) may invest up to 15% of total assets in foreign securities.

Shareholders of the Target Portfolio will continue to benefit from significant exposure to small-capitalization issuers.

Comparison of Secondary Benchmarks of the Portfolios.

The Portfolios have the same primary benchmark S&P 500 Index1. The Target Portfolio’s secondary benchmark is the Russell 2000 Value Index and the Acquiring Portfolio’s secondary index is the Russell 2000 Growth Index. There will be no changes to the primary benchmark, however, the Combined Portfolio’s secondary benchmark will be changed from the Russell 2000 Growth Index to the Russell 2000 Index.

As explained above, effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned," which will involve hiring Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, and TimesSquare Capital Management, LLC as new subadvisers to serve alongside Driehaus Capital Management LLC and making certain changes to the Acquiring Portfolio’s principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Small-Cap Equity Portfolio,” the contractual management fee for the Acquiring Portfolio will be reduced, and the secondary benchmark index for the Acquiring Portfolio, will be changed from the Russell 2000 Growth Index to the Russell 2000 Index. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved.

1 Effective May 1, 2024, the Acquiring Portfolio’s broad-based performance index changed from the Russell 2000 Growth Index to the S&P 500 Index, which is an appropriate broad-based securities market index that represents the overall market applicable to the Acquiring Portfolio. The Russell 2000 Index will serve as the Acquiring Portfolio’s additional benchmark for performance comparison following the Repositioning.

Principal Risks of the Portfolios

The principal risks associated with the Target Portfolio and the Combined Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, currency risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, investment style risk, liquidity and valuation risk, market and management risk, redemption risk, regulatory risk and small sized company risk. The Combined Portfolio will be subject to substantially similar risks as the Acquiring Portfolio once the Reorganization is complete. The Combined Portfolio, but not the Target Portfolio or the Acquiring Portfolio, will also be subject to blend style risk. Detailed descriptions of the principal risks associated with the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio are set forth in this Prospectus/Proxy Statement under the caption “Comparison of the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio—Principal Risks of the Portfolios.”

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

While the current effective and contractual investment management fee rates for the Acquiring Portfolio are equal to those of the Target Portfolio, the effective investment management fee rate for the Combined Portfolio is expected to be lower than that of the Target Portfolio after the Reorganization is completed, taking into account the reduction in the Acquiring Portfolio’s contractual management fee schedule upon consummation of the Reorganization. Contractual investment management fees are the management fees payable to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager taking into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 30, 2024, based on assets under management for each of the Portfolios on that date, the pro forma annualized total gross and net operating expense ratio of the Combined Portfolio is lower than the annualized total gross and net operating expense ratio of the Target Portfolio, respectively. This means that the Target Portfolio shareholders will benefit from reduced total expenses as a result of the Reorganization.

The following tables describe the fees and expenses that owners of the Contracts may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2024)
(expenses that are deducted from Portfolio assets)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.72%		0.72%		0.70%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.03%		0.03%		0.03%
Acquired Fund Fees & Expenses	0.01%		0.02%		0.00%
Total Annual Portfolio Operating Expenses	1.01%		1.02%		0.98%
Fee Waiver and/or Expense Reimbursement	(0.02)	%(1)	(0.00	)%(2)	(0.01	)%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%		1.02%		0.97%

(1) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Portfolio’s average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

(2) The Manager has contractually agreed to waive 0.004% of its investment management fee through June 30, 2025. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

(3) The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2026. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving), if applicable. These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio(1)	$101	$320	$556	$1,234
Acquiring Portfolio(1)	$104	$325	$563	$1,248
Combined Portfolio (Pro Forma Surviving)(1)	$99	$311	$541	$1,200

(1)  Based on total annual operating expense ratios reflected in the table above entitled “Annual Portfolio Operating Expenses (as of June 30, 2024).”

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2023, the Target Portfolio's turnover rate was 62% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 92% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio’s shares that are outstanding immediately prior to the Reorganization. As a result of such transaction, the Target Portfolio will be completely liquidated, and shareholders thereof will own shares of the Acquiring Portfolio having an aggregate net asset value equal to the shares of the Target Portfolio held by that shareholder as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

Based on the factors set forth in the “Information About the Reorganization—Board Considerations” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board, on behalf of the Target Portfolio and Acquiring Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization of the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual form of the Plan attached as Exhibit A.

Board Considerations

On August 23, 2024, the Board met to evaluate and consider the proposed Reorganization of the Target Portfolio, a series of the Trust, into the Acquiring Portfolio, also a series of the Trust. In connection with its consideration of whether to approve the Reorganization, the Board was provided with, among other information, presentations by management regarding the proposed Reorganization and information related to the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio. As part of their review process, the Trustees, who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) were represented by independent legal counsel. The Independent Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganization.

The Board, in reaching its decision to approve the Reorganization, considered a number of factors, including, but not limited to, the following:

•	The Portfolios have substantially similar principal investment strategies and principal risks. Both Portfolios normally invest 80% of their assets in securities issued by small-capitalization companies. Under normal circumstances, the Target Portfolio invests approximately 80% of its assets in securities issued by small-capitalization companies, and the Combined Portfolio (as repositioned) normally invests at least 80% of its assets in equity and equity-related securities of small capitalization companies, and may invest up to 15% of its total assets in foreign securities.
•	The Combined Portfolio will be larger than the Target Portfolio with an estimated $2.1 billion based on net assets as of June 30, 2024, which will improve overall economies of scale;
•	Assuming the Repositioning, Reorganization, and the Management Fee Reduction had been in effect for the one-year period ended June 30, 2024, the pro forma total gross and net operating expense ratio for the Combined Portfolio is lower than the total gross and net operating expense ratio for the Target Portfolio, respectively;
•	The annualized estimated Target Portfolio shareholder savings from the Reorganization will be approximately $360,000, based on portfolio assets for a one-year period, based on current assets as of June 30, 2024;

•	The Portfolios currently have the same investment managers, although the Board noted that the Target Portfolio has a different mix of subadvisers than the Acquiring Portfolio (both currently and as repositioned);
•	The Target Portfolio and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganization; and
•	The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that the Reorganization would be in the best interests of the Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolio's and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganization. The Board, including a majority of the Independent Trustees, voted to approve the Reorganization and recommends that you vote "FOR" the Reorganization.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about December 16, 2024. This is called the "Closing Date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Target Portfolio then will distribute the Acquiring Portfolio Shares to its shareholders and liquidate. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the Closing Date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization other than transaction costs, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the Prospectus/Proxy Statement and related materials, will be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. The estimated expenses for this Prospectus/Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $143,310.

The Manager currently expects that the repositioning will occur on or about the effective date of the Reorganization. As a result, the Manager currently estimates that the Reorganization may result in transaction costs of approximately $552,000 (0.027% of net combined assets). The Combined Portfolio will bear the transaction costs related to the Reorganization.

Certain U.S. Federal Income Tax Considerations

For U.S. federal income tax purposes, each Portfolio is treated as a partnership that is not a "publicly traded partnership" as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio were not to qualify for such treatment, it could be subject to U.S. federal income tax at the Portfolio level, which may reduce the value of an investment therein. As a result of a Portfolio's treatment as a partnership that is not a publicly traded partnership, it is generally not itself subject to U.S. federal income tax. Instead, a Portfolio's income, gains, losses, deductions, credits and other tax items are "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes (without regard as to whether such corresponding amounts are actually distributed from a Portfolio). Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the U.S. Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment, and thus income and gain allocable to the Contracts could be currently taxable to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts.

Contracts owners should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state, local and non-U.S. taxes.

The Reorganization may entail various consequences, which are discussed below under the caption "U.S. Federal Income Tax Consequences of the Reorganization."

U.S. Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is expected to be treated as a "partnership merger" under Section 708 of the Code and U.S. Treasury regulations promulgated thereunder. Very generally, pursuant to the partnership merger rules, for U.S. federal income tax purposes, (i) the Combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date (the "Continuing Portfolio") and the other Portfolio is treated as terminating (the "Terminating Portfolio"), and (ii) the Terminating Portfolio is treated as contributing all of its assets and liabilities to the Continuing Portfolio in exchange for equity interests of the Continuing Portfolio and immediately thereafter distributing the Continuing Portfolio interests to the Terminating Portfolio shareholders in liquidation. Which of Target Portfolio and Acquiring Portfolio will be treated as the Terminating Portfolio and the Continuing Portfolio for U.S. federal income tax purposes depends on the relative sizes of the Portfolios at the time of the Reorganization and thus cannot be determined prior to the Reorganization. If the Reorganization had occurred on June 30, 2024, the Target Portfolio would have been treated as the Terminating Portfolio and the Acquiring Portfolio would have been treated as the Continuing Portfolio for U.S. federal income tax purposes.

The Reorganization is not expected to be a taxable event for U.S. federal income tax purposes for Contract owners. In addition, assuming the Contracts qualify for U.S. federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization was a taxable transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Ropes & Gray LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and certain assumptions, and subject to certain qualifications, substantially to the effect that:

1.  Under Section 723 of the Code, the Continuing Portfolio's tax basis in the assets of the Terminating Portfolio transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio's tax basis in such assets immediately prior to the Reorganization (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property); and

2.  Under Section 1223(2) of the Code, the Continuing Portfolio's holding periods in the assets received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio's holding periods in such assets.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state, local and non-U.S. tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of the Trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE TARGET PORTFOLIO, THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the Target Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The investment objective of the Acquiring Portfolio (both current and as repositioned) is to seek long-term capital growth. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios have substantially similar principal investment strategies. The Portfolios have substantially similar principal investment strategies. The Target Portfolio and the Acquiring Portfolio normally invest at least 80% of assets in securities issued by small-capitalization companies. The Combined Portfolio (as repositioned) normally invests at least 80% of its assets in equity and equity-related securities of small capitalization companies. The Target Portfolio normally invests in securities of small-capitalization companies with a value focus The Combined Portfolio will invest in small-capitalization equity investments without a growth or value focus. The Target Portfolio may invest up to 20% of its total assets in foreign securities, and the Acquiring Portfolio and Combined Portfolio (as repositioned) may invest up to 15% of total assets in foreign securities.

As explained above, effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned," which will involve hiring Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Hotchkis and Wiley Capital Management, LLC, and TimesSquare Capital Management, LLC as new subadvisers to serve alongside Driehaus Capital Management LLC and making certain changes to the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed “AST Small-Cap Equity Portfolio.” Effective on or about the date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The investment objective and principal investment strategies of the Combined Portfolio will be substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganization is not approved.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Target Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	The investment objective of the Acquiring Portfolio is to seek long-term capital growth.	The investment objective of the Combined Portfolio is to seek long-term capital growth.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Principal Investment Strategies:

In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small capitalization companies.

Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Target Portfolio will still be considered to be small capitalization companies for purposes of the Target Portfolio’s policy of investing at least 80% of its investable assets in small capitalization companies.

The Target Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Target Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Target Portfolio’s exposure to the equity markets. The Target Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Target Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

The Target Portfolio is allocated among four subadvisers: Boston Partners Global Investors, Inc., Goldman Sachs Asset Management, L.P., Hotchkis and Wiley Capital Management, LLC, and J.P. Morgan Investment Management Inc. In addition, the Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Acquiring Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Acquiring Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio’s investments will change with market conditions.

The Acquiring Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values. The Acquiring Portfolio may invest up to 15% of its total assets in foreign securities. The Acquiring Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depositary Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

The Acquiring Portfolio is allocated among five subadvisers: Driehaus, Emerald, MFS, UBS, and Victory Capital (each as defined below). The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks, and other factors.

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of small capitalization companies. Equity and equity-related securities include common and preferred stock, investments in other mutual funds, active and passively managed exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock. For purposes of the Combined Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Combined Portfolio’s investment. The size of the companies in the Russell 2000® Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio’s investments will change with market conditions.

The Combined Portfolio may invest up to 15% of its total assets in foreign securities. The Combined Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depositary Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

The Combined Portfolio is allocated among five subadvisers: Boston Partners Global Investors, Inc., Dimensional Fund Advisors LP, Driehaus Capital Management LLC, Hotchkis and Wiley Capital Management, LLC and TimesSquare Capital Management, LLC. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks, and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. The Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and similar principal investment strategies. An investment in the Target Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.	No	No	Yes
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.	Yes	Yes	Yes
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.	Yes	Yes	Yes
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.	Yes	Yes	Yes
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.	Yes	Yes	Yes

Analysis of the Fundamental Investment Policies of the Portfolios:

The Target Portfolio and the Acquiring Portfolio have substantially similar fundamental investment policies, but there are a few minor differences. The Target Portfolio’s restriction on investments in physical commodities allows for futures contracts and options thereon, whereas the Acquiring Portfolio may also engage in forward foreign currency contracts and acquire physical commodities as a result of the ownership of securities or instruments of any kind. The Acquiring Portfolio and the Combined Portfolio will have identical fundamental investment policies. Fundamental investment policies may not be changed without a majority vote of shareholders as required by the 1940 Act.

Target Portfolio	Acquiring Portfolio and Combined Portfolio
Under its fundamental investment restrictions, the Target Portfolio may not:	Under its fundamental investment restrictions, the Acquiring Portfolio may not:
1. Issue senior securities except in compliance with the 1940 Act.	1. Same as Target Portfolio.
2. Borrow money except that the Target Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Target Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the Target Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33⅓% limit. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Target Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2. Borrow money, except the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Acquiring Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. For the avoidance of doubt, notwithstanding the foregoing, if the Acquiring Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33⅓% limit. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Target Portfolio	Acquiring Portfolio and Combined Portfolio
3. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

3. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio's investment policies, or (ii) investing in securities of any kind.

4. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Target Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry. For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

4. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

5. Make loans, although the Target Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Target Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

5. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio's investment policies in amounts up to 33⅓% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Target Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the US Government or any of its agencies or instrumentalities.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

6. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.
8. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Target Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business)

7. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business

9. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

8. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

With respect to investment restrictions (2) and (5), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (3), the Target Portfolio does not consider currency contracts on hybrid investments to be commodities.

For the purposes of investment restriction (4), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

For purposes of investment restriction (5), the Target Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Notes: If a restriction on the Acquiring Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Acquiring Portfolio assets invested in certain securities or other instruments, or a change in average duration of the Acquiring Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Acquiring Portfolio's investments in loan participations and assignments.

Performance of the Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Target Portfolio and an additional index that represents the market sectors in which the Target Portfolio primarily invests. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Effective May 1, 2024, the Portfolio’s broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the Russell 2000 Value Index as its additional benchmark for performance comparison.

BEST QUARTER: 32.34% (4th Quarter of 2020) WORST QUARTER: -38.11% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2023)

	1 YEAR	5 YEARS	10 YEARS
Target Portfolio	13.75%	9.79%	6.34%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of June 30, 2024)

	1 YEAR	5 YEARS	10 YEARS
Target Portfolio	11.17%	7.10%	5.94%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	10.90%	7.07%	6.23%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Performance of the Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Acquiring Portfolio and an additional index that represents the market sectors in which the Acquiring Portfolio primarily invests. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The returns presented in the tables below for the Acquiring Portfolio only reflect the performance of Driehaus, Emerald, MFS, UBS, and Victory Capital, the current subadvisers to the Acquiring Portfolio. On or about the date of the Reorganization, which is expected to be on or about December 16, 2024, the Acquiring Portfolio will be "repositioned," which will involve replacing Emerald, MFS, UBS, and Victory Capital with Boston Partners, DFA, Hotchkis and Wiley, and TimesSquare as new subadvisers to serve alongside Driehaus. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Effective September 12, 2022, the Acquiring Portfolio added subadvisers and changed its investment strategy. The performance figures prior to September 12, 2022 for the Acquiring Portfolio reflect the Acquiring Portfolio’s former investment operations, policies, strategies and subadvisers prior to this date. Such performance is not representative of the Acquiring Portfolio’s current investment operations, policies, strategies, and subadvisers that took effect as of this date, and the Acquiring Portfolio’s performance after this date could be materially different.

Note: Effective May 1, 2024, the Acquiring Portfolio’s broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Acquiring Portfolio. The Acquiring Portfolio will retain the Russell 2000 Growth Index as its additional benchmark for performance comparison.

BEST QUARTER: 36.98% (2nd Quarter of 2020) WORST QUARTER: -24.45% (1st Quarter of 2020)

Average Annual Total Returns (as of December 31, 2023)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	17.10%	11.35%	8.58%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

Average Annual Total Returns (as of June 30, 2024)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	12.83%	7.75%	9.37%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	9.14%	6.17%	7.39%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	24.56%	15.05%	12.86%

Capitalizations of the Target Portfolio and the Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of June 30, 2024: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$979,324,882	$1,106,259,777			$2,085,584,659
Total shares outstanding	25,692,057	14,693,219	(12,684,687	)(a)	27,700,589
Net asset value per share	$38.12	$75.29			$75.29

(a)   Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIO,
THE ACQUIRING PORTFOLIO, AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) Boston Partners, GSAM, Hotchkis and Wiley and J.P. Morgan as subadvisers to the Target Portfolio, (iii) Emerald, Driehaus, MFS, UBS and Victory Capital as subadvisers to the Acquiring Portfolio, and (iv) Boston Partners, DFA, Hotchkis and Wiley, TimesSquare and Driehaus as subadvisers to the Combined Portfolio.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio (currently and following the Repositioning) are managed by both PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. For ease of reference, the term "Manager" is used to refer to both PGIM Investments and ASTIS.

As of August 31, 2024, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately [$XX]. PGIM Investments is an indirect wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of August 31, 2024, ASTIS served as investment manager to certain Prudential U.S. open-end investment companies with aggregate assets of approximately [$XX]. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services to each Portfolio.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for a Portfolio, the Manager will normally determine the division of the assets for the Portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of a Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of a Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the applicable Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by Boston Partners, GSAM, Hotchkis and Wiley and J.P. Morgan. The Acquiring Portfolio is subadvised by Emerald, Driehaus, MFS, UBS and Victory Capital. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio will be subadvised by Boston Partners, DFA, Hotchkis and Wiley, TimesSquare and Driehaus.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Portfolio’s asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments’ Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest’s wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

Boston Partners Global Investors, Inc. is located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108. Boston Partners Global Investors, Inc. is a registered investment adviser organized in Delaware. As of [August 31, 2024], Boston Partners’ total assets under management were approximately [$XX billion].

The portfolio manager primarily responsible for day-to-day management of the portion of the Portfolio managed by Boston Partners is George Gumpert.

Mr. Gumpert is a portfolio manager for the Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Prior to managing Boston Partners small cap value portfolios, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in May of 2000. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst® designation. Mr. Gumpert began his career in the investment industry in 1999.

Goldman Sachs Asset Management, L.P. has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (Goldman Sachs). As of [August 31, 2024], GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of approximately [$XX trillion]. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs’ address is 200 West Street, New York, New York 10282-2198.

The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by Goldman Sachs are Sean Greely and Robert Crystal.

Sean Greely
Vice President; Portfolio Manager

Sean Greely, CFA, is a portfolio manager on the US Small Cap Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy and Small/Mid Cap Value Strategy. Before joining Goldman Sachs Asset Management, Sean was a portfolio manager at Bernzott Capital Advisors and Monarch Partners Asset Management, as well as a Vice President at Baltimore Capital Management. Sean has over 21 years of industry experience. He received his B.A. from Tufts University. Sean holds the Chartered Financial Analyst designation.

Robert Crystal
Managing Director; Portfolio Manager

Rob is a portfolio manager on the US Small Cap Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy and Small/Mid Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob has 27 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.

Hotchkis and Wiley Capital Management, LLC is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of [August 31, 2024], Hotchkis and Wiley had approximately [$XX billion] in assets under management. Hotchkis and Wiley's address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Hotchkis and Wiley segment of the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Portfolio are generated by Hotchkis and Wiley’s investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by Hotchkis and Wiley are Judd Peters and Ryan Thomes. Mr. Peters, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1999. Mr. Thomes, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 2008.

J.P. Morgan Investment Management Inc. is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of [August 31, 2024], J.P. Morgan and its affiliated companies had approximately [$XX trillion] in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Phillip D. Hart, Wonseok Choi, Akash Gupta and Robert A. Ippolito.

Phillip Hart, managing director, is Head of the US Structured Equity Small and Mid Cap Team, and a portfolio manager. An employee since 2003, he has been managing small and mid cap assets for the past 20 years and his responsibilities include managing all of the team's strategies. Previously, he has held roles as both a fundamental and quantitative research analyst in addition to helping with daily implementation and maintenance of portfolios. Phillip obtained a B.A. in economics from Cornell University and is a CFA charterholder.

Wonseok Choi, managing director, is a portfolio manager and head of quantitative research for the US Structured Equity Group. An employee since 2006, he is responsible for conducting quantitative research on proprietary models utilized in portfolio management. Prior to joining the firm, Wonseok worked as a research manager at Arrowstreet Capital, L.P., where he was involved in developing and enhancing the firm's forecasting, risk, and transaction-cost models. Wonseok holds a Ph.D. in economics from Harvard University and a B.A. in economics from Seoul National University.

Akash Gupta, executive director, is a portfolio manager and analyst within the US Structured Equity Small and Mid Cap Team, and has been a member of the team since 2008. An employee since 2004, Akash previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. Akash holds a B.Tech. in electronics & communication (Gold Medalist) from I.I.T. (Indian Institute of Technology) in Roorkee, India and an M.B.A. in analytical finance from the ISB (Indian School of Business) in Hyderabad, India. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).

Robert A. Ippolito, executive director, is a portfolio manager and analyst within the US Structured Equity Small and Mid Cap Team, and has been a member of the team since 2009.  He previously worked as an analyst at Fifth Street Capital, a specialty finance company. He graduated magna cum laude with a B.S. in applied economics and management from Cornell University and is a CFA charterholder.

Acquiring Portfolio and Combined Portfolio

PGIM Investments. (Acquiring Portfolio and Combined Portfolio) Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Acquiring Portfolio's (both currently and as repositioned) asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments’ Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest’s wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1. 5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

Driehaus Capital Management LLC (Acquiring Portfolio and Combined Portfolio) Driehaus is an independent investment adviser based in Chicago, Illinois. Driehaus is structured as a multi-boutique and manages equity and alternative investment strategies on behalf of institutional and wealth management clients. To promote diversification, Driehaus offers strategies across: US Growth Equities, Life Sciences, International Growth Equities, Emerging Markets, Global and Liquid Alternatives. As of [August 31, 2024] Driehaus had [$XX billion] in assets under management. Driehaus is located at 25 East Erie Street, Chicago, Illinois 60611.

The portfolio managers who will be jointly and primarily responsible for management of the segment of the Portfolio managed by Driehaus are Jeffrey James, Michael Buck and Prakash Vijayan.

Jeffrey James is the lead portfolio manager for the Micro Cap Growth, Small Cap Growth and Small/Mid Cap Growth strategies. In his role as portfolio manager, Mr. James has final responsibility for the strategies’ portfolio construction, risk management and buy/sell decisions. Additionally, Mr. James is responsible for implementation of the investment philosophy, idea generation as well as the evaluation of macro-level trends and the market environment. Mr. James began his career with Lehman Brothers in 1990. From 1991 to 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst and joined Driehaus Capital Management in 1997 as a sector analyst covering the information technology and energy sectors for the firm’s Small Cap Growth and Mid Cap Growth strategies. In 1998, Mr. James began managing the Driehaus Micro Cap Growth strategy. From 2001 to 2005, Mr. James also served as portfolio manager for the firm’s long/short hedge fund. Mr. James was named portfolio manager of the Driehaus Small Cap Growth strategy in 2006 and portfolio manager of the Driehaus Small/Mid Cap Growth strategy in 2012. Mr. James received his B.S. in finance from Indiana University in 1990 and his M.B.A. from DePaul University in 1995.

Michael Buck is a portfolio manager and a senior analyst on the US Growth Equities Team with a focus on the consumer discretionary, consumer staples and financials sectors. Mr. Buck’s in-depth fundamental research, idea generation and buy/sell recommendations are leveraged across the Micro Cap Growth, Small Cap Growth and Small/Mid Cap Growth strategies. As portfolio manager for these three strategies, Mr. Buck is also responsible for providing depth of leadership to the team. Mr. Buck began his career at Deloitte Consulting, LLC as a business analyst until he joined Driehaus Capital Management in 2002. Mr. Buck received his B.A. and B.M. in economics and cello performance from Northwestern University in 2000.

Prakash Vijayan is an assistant portfolio manager and senior analyst on the US Growth Equities Team with a focus on the information technology and communication services sectors. Mr. Vijayan in-depth fundamental research, idea generation and buy/sell recommendations are leveraged across the Micro Cap Growth, Small Cap Growth and Small/Mid Cap Growth strategies. Mr. Vijayan began his career as an equity research analyst for Beekman Capital Management in 2005 covering the technology, media and telecommunications sectors prior to joining Driehaus Capital Management in 2010. Mr. Vijayan received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.

Emerald Mutual Fund Advisers Trust (Acquiring Portfolio only) Emerald is a wholly-owned subsidiary of Emerald Advisers and was established to allow for Emerald Advisers to serve in a sub-advisory capacity for mutual funds and other registered investment companies. Emerald Advisers is a wholly-owned subsidiary of Emerald PA (Emerald Asset Management PA, LLC). The Emerald Employee Stock Ownership Trust owns 49% of the issued and outstanding stock of Emerald PA through its 100% ownership of Emerald Asset Management, Inc. An affiliate of 1251 Capital (1251 Asset Management Platform, LLC) owns the remaining 51%. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of [August 31, 2024], Emerald Advisers had approximately [$XX billion] in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.

The portfolio managers jointly and primarily responsible for management of the segment of the Portfolio managed by Emerald are Kenneth G. Mertz II, CFA, Stacey L. Sears, and Joseph W. Garner.

Mr. Mertz is Chief Investment Officer and President of Emerald Advisers, LLC and a member of the Small Cap Portfolio Management team. He is also a Co-Manager of the Emerald Finance & Banking Innovation Fund. Portfolio Manager, Emerald Financial Services Private Equity Fund I, LP.; past Trustee and Vice President of the Emerald Mutual Funds; Chief Investment Officer, PA State Employees’ Retirement System (1985-1992); Member, CFA Institute; past Member, Pennsylvania State University Research Foundation; past Trustee, Evangelical Lutheran Church in America Board of Pensions; past Trustee, Pennsylvania State University Endowment Council (1998-2004); and past Chair, President, & Director of Central Pennsylvania Investment Managers. He is currently a board member and was formerly Chairman of Diakon Children, Family and Community Ministries, and the former Chairman of the Diakon Lutheran Fund, its endowment arm. Mr. Mertz has been quoted in The Wall Street Journal and in USA Today, and has served as speaker at various investment seminars and programs across the country. He has been a guest on CNBC’s Mutual Fund Investor, and has been interviewed several times on CNBC and Bloomberg TV. Mr. Mertz graduated from Millersville University with a BA in Economics.

Ms. Sears is Senior Vice President and a senior member of the Small Cap Portfolio Management team, working directly with the research team, interacting with team members across economic sectors and helping guide the day-to-day portfolio management decision-making process. Ms. Sears is also responsible for portfolio risk monitoring, portfolio attribution analysis, as well as Emerald’s portfolio management-related client communications. From a research perspective, Ms. Sears maintains research coverage of the Retail, Apparel, Restaurant, Consumer Goods and Consumer Technology companies. She has been quoted in Fortune, Money, the Dow Jones News Service and various regional newspapers. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

Mr. Garner is Director of Research and a member of the Small Cap Portfolio Management team. Mr. Garner’s research efforts are focused on small and mid-sized firms in the Business Services, Capital Goods, Consumer, Financial Services, and Technology sectors. He has appeared on Bloomberg Television and CNBC. He also has been quoted in Fortune, Bloomberg Business News, USA Today, Dow Jones News Service, Standard & Poor’s, MarketWatch, Investor’s Business Daily, Wall Street Journal, and other media. Mr. Garner serves as a Director for the Millersville University Foundation and Chairman of the Investment Committee and previously served as the President of the Board of Directors for the Foundation. Prior to joining Emerald in 1994, Mr. Garner was the Program Manager of the PA Economic Development Financing Authority (PEDFA) and an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development. Mr. Garner received an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Massachusetts Financial Services Company (Acquiring Portfolio only) MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately [$XX billion] as of [August 31, 2024].

The portfolio manager who is responsible for the day-to-day management of the segment of the Portfolio managed by MFS is Michael S. Grossman, CFA.

Michael S. Grossman, CFA, is an Investment Officer and equity portfolio manager at MFS. He has been employed in the investment area of MFS since 2005.

UBS Asset Management (Americas) LLC (Acquiring Portfolio only) UBS is located at 787 7th Avenue, New York, NY 10019. As of [August 31, 2024], UBS AM had approximately [$XX billion] in assets under management. UBS AM is an indirect, wholly owned subsidiary of UBS Group AG (UBS) and a member of the UBS Asset Management division, which had approximately [$XX billion] in assets under management as of [August 31, 2024]. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

The portfolio managers primarily responsible for management of the segment of the Portfolio managed by UBS are David Wabnik, Samuel Kim, CFA and David Sullivan. Within UBS’ Small Cap Growth investment team, each portfolio manager and analyst has some responsibility for research and security selection.

David Wabnik is Head of US Small Cap Growth Equities and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Portfolio since its inception. David Wabnik is Head of US Small Cap Growth Equity and a Senior Portfolio Manager, and a Managing Director, at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995 and portfolio manager of the Portfolio since its inception.

Samuel Kim, CFA, is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003.

David Sullivan is a Co-Portfolio Manager of the US Small Cap Growth and Future Leaders Small Cap strategies and an Executive Director at UBS Asset Management. Previously, Mr. Sullivan served as Head of Business for Growth Equities. Mr. Sullivan joined UBS Asset Management in 2002 and has been a portfolio manager of the Fund since May 2024.

Victory Capital Management Inc. (Acquiring Portfolio only) Victory Capital is a registered investment adviser with its principal business address at 15935 La Cantera Parkway, San Antonio, Texas 78256.  Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (VCH), a publicly traded Delaware corporation. As of [August 31, 2024], Victory Capital managed or advised assets in excess of [$XX billion] for various types of clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Victory Capital are D. Scott Tracy, CFA, Stephen J. Bishop, Melissa Chadwick-Dunn, and Christopher W. Clark, CFA and Paul Leung, CFA.

D. Scott Tracy, CFA, is the Chief Investment Officer of the RS Investments Growth Team. His focus is on the financial, energy, and producer durables sectors. Mr. Tracy has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA charterholder.

Stephen J. Bishop is a portfolio manager and analyst on the RS Investments Growth Team. Mr. Bishop has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.

Melissa Chadwick-Dunn is a portfolio manager and analyst on the RS Investments Growth Team. Her primary focus is on the healthcare sector. Ms. Chadwick-Dunn has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.

Christopher W. Clark, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the healthcare sector. Mr. Clark has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA charterholder.

Paul Leung, CFA, is a portfolio manager and analyst on the RS Investments Growth Team. His focus is on the technology and utilities sectors. Mr. Leung has been with Victory Capital since 2016, when Victory Capital acquired RS Investments. Before joining RS Investments in 2012, he was a senior investment analyst at Ashland Capital Partners, where he focused on the technology sector. Prior to that, he held research and financial analyst positions at Sterling Johnston Capital Management from 2002 to 2010, and Citigroup, from 1999 to 2001. Mr. Leung holds a BS in applied economics and business management from Cornell University. Mr. Leung is a CFA charterholder.

Boston Partners Global Investors, Inc. (Combined Portfolio only) Boston Partners is located at One Beacon Street, 30th Floor, Boston, Massachusetts 02108.  Boston Partners Global Investors, Inc. is a registered investment adviser organized in Delaware. As of [August 31, 2024], Boston Partners’ total assets under management were approximately [$XX billion].

The portfolio manager primarily responsible for day-to-day management of the portion of the Portfolio managed by Boston Partners is George Gumpert. Mr. Gumpert is a portfolio manager for the Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Prior to managing Boston Partners small cap value portfolios, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in May of 2000. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst® designation. Mr. Gumpert began his career in the investment industry in 1999.

Dimensional Fund Advisors LP (Combined Portfolio only) Dimensional is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of [August 31, 2024], assets under management for all Dimensional affiliated advisors totaled approximately [$739 billion].

The Dimensional portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by Dimensional are Marc Corona Leblond, Jed Fogdall and Joel Schneider.

Marc Corona Leblond, a Senior Portfolio Manager and Vice President, leads a team of investment professionals who manage small cap and mid cap equity strategies. He also represents Dimensional and the firm’s portfolios in meetings with current and prospective clients. Prior to Dimensional, Marc worked in management consulting for six years. Marc graduated with honors from the University of Chicago Booth School of Business with an MBA concentrated in finance. He also holds an MSc degree in mechanical engineering from Columbia University.

Jed Fogdall is Global Head of Portfolio Management, Chair of the Investment Committee, and a member of the Investment Research Committee at Dimensional. Jed oversees Dimensional’s global Portfolio Management team, including US equity, non-US equity, and fixed income strategies. He is also involved in the design and marketing of new products and strategies, speaking frequently to current and prospective clients on many investment-related topics. Jed joined Dimensional in 2004, was named Co-Head of Portfolio Management in 2012, and assumed his current role in 2019. Jed earned his MBA with a concentration in finance from the Anderson School of Management at the University of California, Los Angeles, in 2003. He graduated from Purdue University in 1997 with a BS in electrical engineering.

Joel Schneider is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, and a member of the Investment Stewardship Committee at Dimensional. Together with Mary Phillips and Allen Pu, Joel oversees the Portfolio Management team in North America responsible for delivering Dimensional’s US and non-US equity strategies. Joel is involved in the design and implementation of new products and strategies, and frequently speaks with both prospects and clients on topics ranging from Dimensional’s investment philosophy and process to custom solutions that the firm can provide to help clients achieve their goals. Before joining Dimensional in 2011, Joel worked as a management consultant at ZS Associates in Chicago, where he developed statistical models to optimally allocate resources and measure the return on investment. Joel also worked in engineering and business development at Lockheed Martin, designing and developing communication systems for the US Navy and Air Force as part of their leadership development program. Joel has an MBA from the University of Chicago Booth School of Business, an MS in industrial and systems engineering from the University of Minnesota, and a BS in computer engineering from Iowa State University.

Hotchkis and Wiley Capital Management, LLC (Combined Portfolio only) Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of [August 31, 2024], Hotchkis and Wiley had approximately [$XX billion] in assets under management. Hotchkis and Wiley's address is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

Hotchkis and Wiley manages institutional separate accounts and is the adviser and subadviser to mutual funds, including the Hotchkis and Wiley segment of the Portfolio. The investment process employed is the same for similar accounts, including the Portfolio and is team based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Hotchkis and Wiley investment strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Portfolio are generated by Hotchkis and Wiley’s investment team. Hotchkis and Wiley has identified the portfolio managers with the most significant responsibility for the Portfolio. The list does not include all members of the investment team.

The portfolio managers jointly and primarily responsible for day-to-day management of the portion of the Portfolio managed by Hotchkis and Wiley are Judd Peters and Ryan Thomes. Mr. Peters, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 1999. Mr. Thomes, Portfolio Manager, joined Hotchkis and Wiley’s investment team in 2008.

TimesSquare Capital Management, LLC (Combined Portfolio only) TimesSquare, based in New York, New York, is a registered investment advisor that specializes in small- and mid-cap growth equities. TimesSquare’s institutional partner, Affiliated Managers Group, Inc. (AMG), a publicly traded global asset management company, indirectly holds a majority equity interest in TimesSquare, with the remaining portion owned by TimesSquare’s principals. As of [August 31, 2024], TimesSquare’s assets under management was [$XX billion]. TimesSquare is located at 75 Rockefeller Plaza, 30th Floor, New York, NY 10019.

The TimesSquare co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by TimesSquare are Kenneth Duca, Grant Babyak and David Ferriero, Ph.D.

Ken Duca is a Partner and Portfolio Manager/Analyst on TimesSquare’s U.S. equity team, responsible for covering the business & information services, and energy sectors. Prior to joining TimesSquare in 2000, Ken held a similar position at Fiduciary Trust Company International. Before joining Fiduciary Trust, Ken spent 10 years with Prudential where, at the time of his departure, he was a senior equity analyst on the small cap growth team. Ken has a B.A. in Economics from Muhlenberg College and an M.B.A. from Rutgers University. He is a member of the CFA Institute and the CFA Society New York.

Grant Babyak is a Partner and CEO/Portfolio Manager. He is also a member of the Management Committee that oversees TimesSquare. Prior to joining TimesSquare in 2000, Grant managed small cap and mid cap portfolios at Fiduciary Trust Company International. He previously worked for six years at Avatar Associates as an institutional portfolio manager and for two years at U.S. Trust Company of New York as an analyst covering the consumer and basic industrial sectors. Grant has a B.A. in Political Science from Yale University and an M.B.A. in Finance from the Leonard N. Stern School of Business at New York University.

David Ferreiro, Ph.D. is a Partner and Portfolio Manager/Analyst on TimesSquare’s U.S. Equity team. He is also a member of the Management Committee that oversees TimesSquare. He is responsible for research coverage of the biotechnology, pharmaceuticals and medical devices industries. Prior to joining TimesSquare in 2015, David was a Vice President at GMT Capital Corporation covering global health care stocks. His previous health care and biotechnology research analyst experiences were as an Executive Director at Oppenheimer, an Associate at JMP Securities, a Strategist at First Brokers Securities/Linkbrokers and an Associate at Banc of America Securities. David has a B.A. in Biology from Middlebury College, and an M.S. and Ph.D. in Microbiology and Immunology from the Albert Einstein College of Medicine.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that will be responsible for the day-to-day portfolio management of the Combined Portfolio if the Reorganization is approved, the SAI corresponding to this Prospectus/Proxy Statement contains an explanation of the structure of, and method(s) used by each of Boston Partners, Hotchkis and Wiley, Driehaus, Dimensional and TimesSquare to determine portfolio manager compensation, an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Combined Portfolio's investments and investments in other accounts. The SAI of the Trust also contains this information with respect to each portfolio manager primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI corresponding to this Prospectus/Proxy Statement provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Combined Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers. The SAI of the Trust also provides this information with respect to each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio and the Acquiring Portfolio.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio, the Acquiring Portfolio, and the Combined Portfolio are set forth below:

AST Small-Cap Value Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST Small-Cap Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

The Combined Portfolio (to be renamed “AST Small-Cap Equity Portfolio”) (effective as of the Reorganization date)*

0.7025% of average daily net assets to $6 billion;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

*At the Board meeting held on August 23, 2024, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about December 16, 2024).

Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of June 30, 2024, the effective management fee rate for the Combined Portfolio would be 0.70% based on the revised contractual investment management fee rate of the Acquiring Portfolio. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2024, and assuming completion of the Reorganization on that date and taking into account the revised management fee, the pro forma annualized total gross and net expense ratio for the Combined Portfolio is lower than the annualized total gross and net expense ratio of the Target Portfolio, respectively.

Management Fees

Set forth below are the total effective annualized management fees paid (as a percentage of average net assets) net of waivers by each Portfolio to the Manager during 2023:

Portfolio	Total Effective Annualized Management Fees Paid
Target Portfolio	0.70%
Acquiring Portfolio	0.70%

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the proposal, against the proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the proposal.

How to Vote

•	You can vote your shares in any one of four ways:
•	By mail, with the enclosed voting instruction card;
•	Over the Internet;
•	Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or
•	By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each Portfolio is a separate series of the Trust, which is an open-end management investment company registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio and the Acquiring Portfolio is included in the prospectus and SAI for the Trust under file number 033-24962, dated May 1, 2024, and the portions of that prospectus and SAI relating to the Target Portfolio and the Acquiring Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of each Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis with respect to the Portfolio. The annual reports are available both from the SEC and from the Trust. These materials are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these materials may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Portfolios had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolio	Shares/Votes Outstanding
AST Small-Cap Value Portfolio	24,892,593.671
AST Small-Cap Growth Portfolio	14,321,203.261

As of the Record Date, all of the shares of the Portfolios are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of a Portfolio.

Target/Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership
AST Small-Cap Value Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	$319,960,106.164/31.08%
	FORTITUDE LIFE INSURANCE & ANNUITY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ, 07302	269,194,019.596/26.15%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ, 07102	$164,134,423.416/15.94%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ, 07102	$123,446,432.175/11.99%
AST Small-Cap Growth Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ, 07102-0000	$345,184,791.109/30.56%
	FORTITUDE LIFE INSURANCE & ANNUITY	TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ, 07302	$266,132,477.276/23.56%
	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ, 07102	$166,478,983.683/14.74%
	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO	655 BROAD STREET 17TH FLOOR NEWARK NJ, 07102	$125,254,189.03/11.09%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN: SEPARATE ACCOUNTS	7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	$87,777,257.689/7.77%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of each Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights that follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio for the past five years. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2023 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolio and the Acquiring Portfolio for the six-month period ended June 30, 2024, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST Small-Cap Value Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$37.89		$33.31	$38.43	$29.22	$28.97	$23.75
Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.38	0.31	0.15	0.20	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06		4.20	(5.43)	9.06	0.05 (b)	4.98
Total from investment operations	0.22		4.58	(5.12)	9.21	0.25	5.22
Capital Contributions	—		—	—	—	—	—	(c)(d)
Net Asset Value, end of period	$38.11		$37.89	$33.31	$38.43	$29.22	$28.97
Total Return(e)	0.61%		13.75%	(13.32)%	31.52%	0.86%	21.98	%(f)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$979		$1,084	$1,042	$735	$772	$725
Average net assets (in millions)	$1,033		$1,042	$977	$832	$544	$703
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.98	%(h)	0.98%	0.98%	0.99%	1.03%	1.01%
Expenses before waivers and/or expense reimbursement	1.00	%(h)	1.00%	1.00%	1.00%	1.03%	1.01%
Net investment income (loss)	0.84	%(h)	1.11%	0.90%	0.42%	0.85%	0.90%
Portfolio turnover rate(i)	34%		62%	99%	57%	99%	67%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)	Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)	Amount rounds to zero.

(e)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	Annualized.
(i)	The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

	AST Small-Cap Growth Portfolio
	Six Months Ended June 30, 2024		Year Ended December 31,
	(unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$69.79		$59.60	$82.29	$78.72	$53.05	$40.78
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.15)		(0.21)	(0.23)	(0.54)	(0.26)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.69		10.40	(22.46)	4.11	25.93	12.41
Total from investment operations	5.54		10.19	(22.69)	3.57	25.67	12.27
Capital Contributions	—		—	—	—	—	—	(b)(c)
Net Asset Value, end of period	$75.33		$69.79	$59.60	$82.29	$78.72	$53.05
Total Return(d)	7.88%		17.10%	(27.57)%	4.54%	48.39%	30.12	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,104		$1,140	$1,054	$934	$1,012	$863
Average net assets (in millions)	$1,132		$1,091	$821	$1,004	$793	$836
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.98	%(g)	0.98%	0.99%	0.99%	1.00%	0.99%
Expenses before waivers and/or expense reimbursement	1.00	%(g)	1.00%	1.01%	0.99%	1.00%	0.99%
Net investment income (loss)	(0.41	)%(g)	(0.33)%	(0.36)%	(0.65)%	(0.45)%	(0.28)%
Portfolio turnover rate(h)	38%		92%	88%	44%	97%	50%

(a)	Calculated based on average shares outstanding during the period.

(b)	Represents payment received by the Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Amount rounds to zero.

(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)	Annualized.
(h)	The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Additional Information About the Acquiring Portfolio

[CODE]

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of [November 26, 2024]. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

As of the date hereof, AST on behalf of Acquiring Portfolio and other series of AST ("Other Target Portfolios") is entering into plans of reorganization pursuant to which Acquiring Portfolio will acquire all the assets and assume all the liabilities of each Other Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio, and each Other Target Portfolio will distribute such Acquiring Portfolio shares to the shareholders of the Other Target Portfolio in complete liquidation of such Other Target Portfolio (each such transaction an “Other Reorganization”).

The Reorganization is intended to be treated as a "partnership merger" under Section 708 of the Internal Revenue Code of 1986, as amended, (the “Code”) and the U.S. Treasury regulations promulgated thereunder, pursuant to which the combined Portfolio is treated as a continuation of the Portfolio that has the greater net asset value on the Closing Date, as defined below, (the “Continuing Portfolio”) and the other Portfolio is treated as terminating (the “Terminating Portfolio”).

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.        Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)       Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all of the liabilities of the Target Portfolio, as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)       The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)       Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)       Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.        Valuation.

(a)       The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)       The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)       The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.        Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be December 16, 2024, or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.        Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)       The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)       AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)       The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024, present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)       AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)       AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)       The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)       The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(h)       The Target Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Target Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Target Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)       At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)       Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)       There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)       The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.        Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)       The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)       AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)       The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2023, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)       AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)       AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)       The Acquiring Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes and has not made any election or taken any other action inconsistent with such treatment. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)       The Acquiring Portfolio, or its agents, (i) holds a valid IRS Form W-8BEN (or other appropriate series of IRS Form W-8, as the case may be) or IRS Form W-9 for each Acquiring Portfolio shareholder of record, which IRS Form W-8 or Form W-9, as applicable, can be associated with reportable payments made by the Acquiring Portfolio to such shareholder or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(h)       The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(i)       At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)       Except as may be disclosed in AST's current effective prospectus, there is no known material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(k)       There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(l)       The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(m)       AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Code Section 817(h) at the end of each tax quarter.

6.        Intentions of AST on behalf of the Portfolios.

(a)       At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)       AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)       AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)       AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)       AST intends that, by the Closing, each Portfolio's U.S. federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all U.S. federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)       AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)       AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.        Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)       That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)       That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)       That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)       That there shall be delivered to AST on behalf of the Portfolios an opinion from Ropes & Gray LLP, in form and substance satisfactory to AST, substantially to the effect that (i) the Continuing Portfolio’s tax basis in the assets of the Terminating Portfolio treated as transferred to the Continuing Portfolio in the Reorganization should be the same as the Terminating Portfolio’s tax basis in such assets immediately prior to the Reorganization (except to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of “built in loss” property), and (ii) the Continuing Portfolio’s holding periods in the assets treated as received from the Terminating Portfolio in the Reorganization should include the Terminating Portfolio’s holding periods in such assets.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact. Such opinion will be based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and will be subject to certain qualifications.

(e)       That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)       That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.        Expenses.

(a)       AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)       All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by the Manager or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.        Termination; Postponement; Waiver; Order.

(a)       Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)       If the transactions contemplated by this Plan have not been consummated by [December 31, 2024], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)       In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)       At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)       If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.        Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.        Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.        Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez,
By:
Assistant Secretary	Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A

Attest: Melissa Gonzalez,
By:
Assistant Secretary	Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Small-Cap Value Portfolio	AST Small-Cap Equity Portfolio (formerly AST Small Cap Growth Portfolio)

Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO

For purposes of this Exhibit B, references to “the Portfolio” refer to the Acquiring Portfolio.

Purchasing and Redeeming Portfolio Shares

Investments in the Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus/Proxy Statement, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolio. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolio.

The Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request are described in further detail in the prospectus for the applicable Contract. However, it may take the Portfolio up to seven days to pay redemption proceeds.  There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Under normal circumstances, the Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). The Portfolio reserves the right to use borrowing arrangements that may be available from time to time.  The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.  The Portfolio’s use of redemptions in-kind is discussed below.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolio. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent the Portfolio invests in foreign securities, the Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent the Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.

Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

The Portfolio is structured as a fund of funds and invests primarily or exclusively in other portfolios of the Trust that are not operated as funds of funds. These portfolios in which the Portfolio invests are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Portfolio shares. Transactions by the Portfolio in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Portfolio may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change its investment focus, (ii) rebalance its investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Portfolio shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Portfolio in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of the Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Portfolio are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Portfolio determines its NAV.

With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

The NAV for the Portfolio is determined by a simple calculation. It's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. Each business day, the Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolio as an underlying investment option for Contracts.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

To determine the Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Short-term debt securities held by the Portfolio, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Distributor & Distribution Arrangements

The Trust offers a single class of shares on behalf of the Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. The class of shares is offered and redeemed at its net asset value without any sales load.  PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PAD's principal business address is 1 Corporate Drive, Shelton, Connecticut 06484.

The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio.  Under the 12b-1Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

PAD may receive payments from certain Subadvisers of the Portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the Subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the Subadvisers in connection with the distribution of the Contracts.

US Federal Income Taxes

The Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a “publicly traded partnership” as defined in Section 7704 of the Code for US federal income tax purposes. If the Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of the Portfolio's treatment as a partnership that is not a publicly traded partnership, the Portfolio is generally not itself subject to US federal income tax. Instead, the Portfolio's income, gains, losses, deductions, credits and other tax items are “passed through” pro rata directly to the shareholders of the Portfolio, generally the investing portfolios (without regard to whether such corresponding amounts are distributed from the Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

The shares of the Portfolio are owned by the investing portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the investing Portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.

The Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies.  If the Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through the Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in the Portfolio, including the application of US federal, state, local and non-US taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.

Payments to Affiliates

PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolio as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolio.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, Subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the subadviser and PAD, depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolio as an investment option.

Index Description

Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this Index generally have higher price-to-book and price-to-earnings ratios.

S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee).  Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee.  Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices).  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s).  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.  Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s).  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED October 11, 2024

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated October 11, 2024

655 Broad Street
Newark, New Jersey 07102

Reorganization of the AST Small-Cap Value Portfolio
into the AST Small-Cap Growth Portfolio

This Statement of Additional Information (the "SAI") relates to the Prospectus/Proxy Statement for the merger (the "Reorganization") of the AST Small-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust") into AST Small-Cap Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a series of the Trust, dated October 11, 2024 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST Small-Cap Value Portfolio	Target Portfolio

The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate portfolios, each of which is, for investment purposes, in effect a separate fund. The Target Portfolio was organized in Massachusetts and launched on January 2,1997. The Acquiring Portfolio was organized in Massachusetts and launched on January 4, 1994. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan of Reorganization by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio, which will distribute such shares to its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio and the Target Portfolio will liquidate.

This SAI consists of: (i) this Cover Page, (ii) the information set forth below, and (iii) the following described documents, each of which is incorporated herein by reference and accompanies this SAI:

●	The Statement of Additional Information, as supplemented, dated May 1, 2024 for the Trust on behalf of each Portfolio, dated May 1, 2024, as supplemented and amended to date, under file number 033-24962;
●	The audited financial statements contained in the annual report of the Portfolios dated December 31, 2023, under file number 811-05186; and
●	The unaudited financial statements contained in the Form N-CSRS of the Portfolios dated June 30, 2024, under file number 811-05186.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-346-3778 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

 STATEMENT OF ADDITIONAL INFORMATION

Supplemental Financial Information	S-3
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-4

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Target Portfolio and the Acquiring Portfolio, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison of Investment Management Fees and Total Fund Operating Expenses” section of the Prospectus/Proxy Statement.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Portfolio are not included in this SAI.

Following the Reorganization, the Acquiring Portfolio will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

The Reorganization will not result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolio is eligible to be held by the Acquiring Portfolio. It is not anticipated that the Target Portfolio’s holdings will be aligned or sold as part of the Reorganization, however, changes may be made to the Target Portfolio’s portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization in the ordinary course of business. The Combined Portfolio is expected to bear the transaction costs following the Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”). Such Transaction Costs are estimated to be $552,000 (0.027% of net combined assets).

There are no material differences in accounting policies of the Target Portfolio as compared to those of the Acquiring Portfolio.

ADDITIONAL INFORMATION RELATING TO THE
ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Introduction

Additional information relating specifically to the Acquiring Portfolio and Combined Portfolio is set forth below.

Subadvisory Agreements for Acquiring Portfolio

PGIM Investments (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS,” and together with PGIM Investments, the “Manager”) both serve as investment managers of the Acquiring Portfolio and will serve as the investment managers to the Combined Portfolio. Emerald Mutual Fund Advisers Trust ("Emerald"), Driehaus Capital Management LLC ("Driehaus") Massachusetts Financial Services Company ("MFS"), UBS Asset Management (Americas) LLC ("UBS") and Victory Capital Management Inc. ("Victory Capital") currently serve as the subadvisers to the Acquiring Portfolio. Effective on or about the date of the Reorganization, which is expected to be on or about December 16, 2024, Boston Partners Global Investors, Inc. (Boston Partners), Dimensional Fund Advisors LP (DFA), Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), and TimesSquare Capital Management, LLC (TimesSquare) will serve as subadvisers to the Combined Portfolio alongside Driehaus. Emerald, MFS, UBS, and Victory Capital will no longer serve as subadvisers to the Acquiring Portfolio following the Reorganization.

The Manager has entered into subadvisory agreements with each of the subadvisers referenced above pursuant to which the Manager (and not the Acquiring Portfolio or the Combined Portfolio) pays or will pay each subadviser the annualized fees shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate*	Contractual Subadvisory Fee Rate (effective, December 16, 2024)
Driehaus Capital Management LLC	0.45% of average daily net assets to $300 million; 0.40% of average daily net assets over $300 million.	0.45% of average daily net assets to $300 million; 0.40% of average daily net assets over $300 million
Emerald Mutual Fund Advisers Trust	0.45% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million.	N/A
Massachusetts Financial Services Company	0.425% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million.	N/A
UBS Asset Management (Americas) LLC	0.40% of average daily net assets.	N/A
Victory Capital Management Inc.

0. 0.46% of average daily net assets to $100 million;

0.43% of average daily net assets over $100 million but not exceeding $200 million;

0.40% of average daily net assets over $200 million but not exceeding $300 million;

0.35% of average daily net assets over $300 million.

N/A
Boston Partners Global Investors, Inc.	N/A	0.45% of average daily net assets to $200 million; 0.425% of average daily net assets over $200 million
Dimensional Fund Advisors LP	N/A	0.23% of average daily net assets;
Hotchkis and Wiley Capital Management, LLC	N/A	0.40% of average daily net assets
TimesSquare Capital Management, LLC	N/A	0.45% of average daily net assets to $250 million; 0.40% of average daily net assets over $250 million

*Notes to Current Contractual Subadvisory Fee Rates:

MFS: MFS has agreed to voluntarily reduce its monthly subadvisory fees paid by the Manager by the following percentages based on the combined aggregate assets subadvised by MFS across the existing MFS sleeves and portfolios: 0% discount on first $5 billion, 5% from $5 to $7.5 billion, 7.5% from $7.5 to $10 billion, 10% from $10 to $20 billion, 15% from $20 to $30 billion, and 20% over $ 30 billion. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the applicable portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the applicable portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Manager, which withdrawal shall become effective 30 days after such delivery.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Combined Portfolio

The following table sets forth information about the Combined Portfolio and accounts other than the Combined Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of August 31, 2024. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of August 31, 2024.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC (Strategic Investment Research Group)	Rick T. Babich Jeffrey Peasley	[TO BE FILED BY AMENDMENT]

Driehaus	Jeffrey James
Michael Buck
Prakash Vijayan, CFA

Hotchkis and Wiley	Judd Peters Ryan Thomas

TimesSquare	Kenneth Duca Grant Babyak David Ferriero

Boston Partners	George Gumpert

DFA	Marc Corona Leblond Jed Fogdall Joel Schneider

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Combined Portfolio

PGIM Investments LLC (PGIM Investments)

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•           Attract and reward highly qualified employees

•           Align with critical business goals and objectives

•           Link to the performance results relevant to the business segment and Prudential

•           Retain top performers

•           Pay for results and differentiate levels of performance

•           Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long-term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases. Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year.

Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance.

Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long-term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Boston Partners Global Investors, Inc. (Boston Partners)

Compensation

With our investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, we believe in having compensation, work environment and other incentives in place which reflect the value we place in our primary asset – our people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3.	Investment Team Performance: the financial results of the investment group with our client’s assets;
4.	Firm-wide Performance: the overall financial performance of Boston Partners.
5.	Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3 and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

A. Conflicts of Interest

Boston Partners owes its clients a duty of loyalty and monitors situations in which the interests of its advisory clients may be in conflict with its own interests. Boston Partners identifies business practices that may cause a conflict of interest between it and its clients, discloses such conflicts of interest to clients and develops reasonable procedures to mitigate such conflicts.

Boston Partners has identified the following potential conflicts of interest and the measures it uses to address these matters:

Equitable Treatment of Accounts

Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated equitably. The CD reviews allocations and dispersion regularly, and accounts within the same strategy are precluded from simultaneously holding a security long and short. There are certain circumstances that would permit a long/short portfolio to take a contra position in a security that is held in another strategy.  This happens very infrequently and the contra position is generally not related to the fundamental views of the security (i.e. – initiating a long position in a security at year-end to take advantage of tax-loss selling as a short term investment, or initiating a position based solely on its relative weight in the benchmark to manage investment risk). However, in certain situations, the investment constraints of a strategy, including but not limited to country, region, industry or benchmark, may result in a different investment thesis for the same security. Each situation is fully vetted and approved by the firm’s Chief Investment Officer (“CIO”) or his designee. Risk Management performs periodic reviews to ensure the product’s risk exposures are within reasonable bounds of the investment strategy.

Furthermore, since Boston Partners charges a performance fee on certain accounts, and in particular these accounts may receive “new issues” allocations, Boston Partners has a conflict of interest in allocating new issues to these accounts. Boston Partners maintains an IPO Allocation Policy and the CD assists in, and/or reviews, the allocation of new issues to ensure that IPO are being allocated among all eligible accounts in an equitable manner.

Utilizing Brokerage to Advantage Boston Partners

Boston Partners does not place trades through affiliated brokers. Securities trades are executed through brokerage firms with which Boston Partners maintains other advantageous relationships, such as soft dollars. In these cases, the broker may expect commission business in return. Boston Partners has established a Trade Management Oversight Committee (the “TMOC”) to evaluate brokerage services and to review commissions paid to brokers. In addition, Boston Partners maintains a Best Execution Policy and a Soft Dollar Policy to assist in its monitoring efforts. Boston Partners also identifies affiliates of the investment companies for which it acts as investment adviser or sub adviser to ensure it is trading in accordance with applicable rules and regulations.

Directed Brokerage

Boston Partners faces an inherent conflict since it is in a position to direct client transactions to a broker or dealer in exchange for distribution capacity. Boston Partners maintains policies which prohibit its traders from considering a broker-dealer’s distribution capacity for promoting or selling Boston Partners’ separate account services, mutual funds, or proprietary funds (collectively “Boston Partners’ Services”) during the broker selection process. Nor will Boston Partners compensate any broker either directly or indirectly by directing brokerage transactions to that broker for consideration in selling Boston Partners’ services.

Mixed Use Allocations and Use of Soft Dollars to Benefit Adviser

Soft dollar services which have a “mixed use” allocation present a conflict of interest when determining the allocation between those services that primarily benefit Boston Partners’ clients and those that primarily benefit Boston Partners. In addition, a conflict of interest exists when Boston Partners uses soft dollars to pay expenses that would normally be paid by Boston Partners. Boston Partners has developed soft dollar policies which require it to make a good faith allocation of “mixed use” services and to document its analysis. In addition, the CD reviews all requests for soft dollars to ensure inclusion under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”).

Trade Errors

A conflict arises when an investment adviser requests a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Boston Partners prohibits correcting a trade error for any quid pro quo with a broker and has procedures for the proper correction of trade errors.

Principal Transactions

A principal transaction occurs when an investment adviser, acting for the account of itself or an affiliate buys a security from, or sells a security to a client. An inherent conflict of interest exists since an adviser has an opportunity to transfer unwanted securities from its account to a client's account, sell securities to a client’s account at prices above the market, or transfer more favorably priced securities from a client account to its account. Boston Partners generally does not permit the selling of a security from one client account and the purchasing of the same security in another client account if Boston Partners has a principal interest in one of the accounts at the time of the transaction. Additionally, Boston Partners requires that clients give consent by signing subscription agreements to purchase a pooled investment vehicle in which Boston Partners or a related entity has an interest.

Cross Trades

Cross transactions between clients create an inherent conflict of interest because Boston Partners has a duty to obtain the most favorable price for both the selling client and the purchasing client. Boston Partners generally does not engage in cross trading; however, Boston Partners has procedures to ensure that any cross trade is in the best interests of all clients.

Affiliated Investments

Potential conflicts exist if Boston Partners directs client investments into affiliated vehicles in order to increase the size of these vehicles and thereby increase its compensation by (a) lowering overall expenses of the vehicle, some of which Boston Partners may have responsibility for; (b) permitting greater marketing of the vehicle which will generate greater fee revenue for Boston Partners; or (c) allowing Boston Partners or an affiliate to redeem its investment capital in such vehicle. To mitigate any detriment to the client, Boston Partners has product suitability procedures and will obtain a client’s consent prior to investing client assets in an affiliated vehicle.

Proprietary Trading Opportunities

Employees are in a position to take investment opportunities for themselves or Boston Partners before such opportunities are executed on behalf of clients. Employees have a duty to advance Boston Partners’ client interests before Boston Partners interests or their personal interests. Boston Partners must assure that employees do not favor their own or Boston Partners’ accounts. The Code includes procedures on ethical conduct and personal trading, including preclearance and blackout procedures, to which all employees are subject.

Insider Trading/Non-Public Information

Employees are in a position to learn material nonpublic information. Such employees are in a position to trade in their personal accounts on such information, to the potential disadvantage of client accounts. The Code addresses insider trading including permissible activities. Employees certify, at least annually, that they are in compliance with the Code.

Boston Partners periodically discusses securities which may be held in client accounts with external investment professionals when sourcing and analyzing investment ideas. These discussions may include but are not limited to economic factors, market outlook, sector and industry views, and general and/or specific information regarding securities. Discussion of specific securities creates a conflict which could disadvantage Boston Partners’ clients if the external parties were to act upon this information, including but not limited to front-running and scalping either particular securities or numerous securities in a similar sector to the extent such information is known about Boston Partners’ holdings. Boston Partners has policies prohibiting discussion of client investments for non-business purposes and has outlined permissible activities as well as certain other prohibitions when sourcing investment ideas for business purposes.

Value-Added Investors

A senior executive from a public company or a private company that is a hedge fund, broker-dealer, investment adviser, or investment bank, (collectively “VAIs”), may invest in Boston Partners’ private funds. A conflict exists if Boston Partners invests in companies affiliated with a VAI or if a VAI who works at a private company provide material non-public information to Boston Partners or vice versa. Both of these conflicts raise issues with respect to information sharing. Boston Partners has procedures to: i) identify these individuals through its annual outside businesses questionnaire, its annual compliance questionnaire, review of new account start-up documents, and its 5130 and 5131 questionnaires, and ii) monitor conflicts these persons present through its pre-trade compliance system and/or email surveillance.

Selective Disclosure

Selective disclosure occurs when material information is given to a single investor, or a limited group of investors, and not to all investors at the same time. This practice may allow one set of investors to profit on undisclosed information prior to giving others the same opportunity. In order to prevent this conflict of interest, Boston Partners has procedures regarding the dissemination of account holdings.

Valuation of Client Accounts

Because Boston Partners calculates its own advisory fees, it has an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance for an incentive fee. Boston Partners has several safeguards in place to mitigate this conflict. Boston Partners has a policy for the valuation of securities. Boston Partners’ Operations Department (“Operations”) reconciles cash, holdings, and market values for all client accounts with the client’s custodian bank’s records on a daily basis. Finally, as part of Boston Partners annual financial review, external auditors review a sample of client fee invoices.

Representing Clients

At times, clients may request Boston Partners represent their interests in class action litigation, bankruptcies or other matters. Boston Partners’ expertise lies in investment management and has an inherent conflict of interest if cast in any other role. When possible, Boston Partners’ investment management agreements include provisions that Boston Partners will not act on behalf of the client in class actions, bankruptcies or matters of litigation.

Outside Business Activities

An employee’s outside business activities may conflict with the employee’s duties to Boston Partners and its clients. Boston Partners requires all employees to disclose any outside employment to the CD, who, in conjunction with the employee’s supervisor and the Director of HR, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with Boston Partners.

Business Gifts and Entertainment

Boston Partners employees periodically give or receive gifts from clients. Boston Partners employees host clients or receive entertainment provided by a client. Such gifts or entertainment may be considered efforts to gain unfair advantage. Boston Partners maintains a Gifts and Entertainment policy and has developed a Supplemental Policy guide for employees regarding certain types of Gifts and Entertainment. Generally, employees are not permitted to give or receive Gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate. Employees should consult the CD if they are unsure about a particular Gift or value of Entertainment.

Illegal or Unethical Behavior

Unethical or illegal conduct by employees damages Boston Partners’ ability to meet its fiduciary duties to clients. Employees are required to report to management any actual or suspected illegal or unethical conduct on the part of other employees of which they become aware or any situations in which they are concerned about the “best course of action.” In addition, employees are required to certify annually that they are in compliance with this Manual. Regardless of whether a government inquiry occurs, Boston Partners views seriously any violation of this Manual. Disciplinary sanctions may be imposed on any employee committing a violation of this Manual.

Proxy Voting

Boston Partners’ proxy voting authority for its clients puts Boston Partners in a position where its interests may conflict with the best interests of its clients when determining how to vote. Boston Partners has a proxy voting policy and has engaged an outside vendor to execute proxies according to this policy. Boston Partners has a procedure to handle conflicts of interest, which may arise in voting client securities.

Consulting Relationships

Boston Partners may purchase software, educational programs and peer group information from consulting firms that represent Boston Partners clients. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Products purchased from consultants must serve a legitimate need for Boston Partners’ business and may not be acquired to influence a consultant’s recommendation of Boston Partners.

Dimensional Fund Advisors LP (Dimensional)

COMPENSATION. Each lead portfolio manager, portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan for each team and include a base amount calculated as a percentage of management fees paid by the accounts managed. In addition, if the performance of a given strategy exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings), the bonus pool increases as a percentage of the management fees paid by the accounts managed within a strategy. Messrs. Buck and Vijayan also receive a bonus based on a percentage of their salary, which has both subjective and objective components. If Driehaus declares a profit-sharing plan contribution, the lead portfolio managers, portfolio managers and assistant portfolio managers also would receive such contribution. Each lead portfolio manager, portfolio manager and assistant portfolio manager participates in a deferred compensation plan.

CONFLICTS OF INTEREST: It is the responsibility of all Driehaus employees to be cognizant of factors that could give rise to conflicts of interest, to avoid or eliminate conflicts of interest where possible, and to report any actual or potential conflicts of interest to their direct supervisor and the Driehaus Ethics Committee. The Ethics Committee, in conjunction with the Legal and Compliance Department, will determine any further mitigating actions to be taken. To assist employees with identifying potential conflicts, the following factors should be considered:

•	Is Driehaus likely to make a financial gain or avoid a financial loss at the expense of the client?
•	Does Driehaus have an interest in the outcome of a service provided to the client or of a transaction carried out on behalf of the client, which is distinct from the client’s interest in that outcome.
•	Does Driehaus have a financial or other incentive to favor the interest of another client or group of clients over the interests of this client?
•	When providing the service to the client, will Driehaus receive an inducement from a third party in the form of money or goods or services?
•	Do individual Driehaus employees or their immediate family members have a material interest which might impair their ability to make impartial decisions on behalf of a client or on behalf of Driehaus?

Areas that give rise to potential conflicts between clients, Driehaus and/or individual employees are: Valuation of Portfolio Assets; Use of Soft Dollars and Commission Share Arrangements; -Side by Side Management and performance fees; Allocation of Investment Opportunities; Selection of Investment Opportunities; Co-investments; Preferential liquidity rights; Cross trades; Possession of Material Non Public Information; Receipt of gifts and entertainment; Remuneration structures; Error correction; Personal trading; Third party referral compensation; Outside Business Activities of Employees; Political Contributions made by covered persons; Portfolio company board seats or portfolio company board observer positions; Private Company Management Rights; Selection of brokers for portfolio securities execution; Proxy voting; Side letters; and Vendor Relationships.

Ongoing management of potential or actual conflicts of interest are the responsibility of the Driehaus department in which the conflict arises. Driehaus Legal and Compliance will provide periodic training to employees regarding the identification, disclosure and monitoring of conflicts of interest.

Driehaus Capital Management LLC. (Driehaus)

COMPENSATION. Each lead portfolio manager, portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan for each team and include a base amount calculated as a percentage of management fees paid by the accounts managed. In addition, if the performance of a given strategy exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings), the bonus pool increases as a percentage of the management fees paid by the accounts managed within a strategy. Messrs. Buck and Vijayan also receive a bonus based on a percentage of their salary, which has both subjective and objective components. If Driehaus declares a profit-sharing plan contribution, the lead portfolio managers, portfolio managers and assistant portfolio managers also would receive such contribution. Each lead portfolio manager, portfolio manager and assistant portfolio manager participates in a deferred compensation plan.

CONFLICTS OF INTEREST: It is the responsibility of all Driehaus employees to be cognizant of factors that could give rise to conflicts of interest, to avoid or eliminate conflicts of interest where possible, and to report any actual or potential conflicts of interest to their direct supervisor and the Driehaus Ethics Committee. The Ethics Committee, in conjunction with the Legal and Compliance Department, will determine any further mitigating actions to be taken. To assist employees with identifying potential conflicts, the following factors should be considered:

•	Is Driehaus likely to make a financial gain or avoid a financial loss at the expense of the client?
•	Does Driehaus have an interest in the outcome of a service provided to the client or of a transaction carried out on behalf of the client, which is distinct from the client’s interest in that outcome.
•	Does Driehaus have a financial or other incentive to favor the interest of another client or group of clients over the interests of this client?
•	When providing the service to the client, will Driehaus receive an inducement from a third party in the form of money or goods or services?
•	Do individual Driehaus employees or their immediate family members have a material interest which might impair their ability to make impartial decisions on behalf of a client or on behalf of Driehaus?

Areas that give rise to potential conflicts between clients, Driehaus and/or individual employees are: Valuation of Portfolio Assets; Use of Soft Dollars and Commission Share Arrangements; -Side by Side Management and performance fees; Allocation of Investment Opportunities; Selection of Investment Opportunities; Co-investments; Preferential liquidity rights; Cross trades; Possession of Material Non Public Information; Receipt of gifts and entertainment; Remuneration structures; Error correction; Personal trading; Third party referral compensation; Outside Business Activities of Employees; Political Contributions made by covered persons; Portfolio company board seats or portfolio company board observer positions; Private Company Management Rights; Selection of brokers for portfolio securities execution; Proxy voting; Side letters; and Vendor Relationships.

Ongoing management of potential or actual conflicts of interest are the responsibility of the Driehaus department in which the conflict arises. Driehaus Legal and Compliance will provide periodic training to employees regarding the identification, disclosure and monitoring of conflicts of interest.

Hotchkis and Wiley Capital Management, LLC (HWCM)

COMPENSATION DISCLOSURE. The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Portfolios own equity in the Advisor. The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits. Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other hand. For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  Hotchkis also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, H&W’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa.  The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of the Advisor’s other business activities and the Advisor’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conﬂicts where Hotchkis may advocate for the beneﬁt of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis seeks to mitigate the impact of these conﬂicts on a case by case basis.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.  Investment personnel of the ﬁrm or its afﬁliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conﬂicts of interest from such involvement would be monitored for compliance with the ﬁrm’s Code of Ethics.

Hotchkis utilizes soft dollars to obtain brokerage and research services, which may create a conﬂict of interest in allocating clients’ brokerage business.  Research services may be used in servicing any or all of H&W’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may beneﬁt certain client accounts more than others.  Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, H&W will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis will make decisions involving soft dollars in a manner that satisﬁes the requirements of Section 28(e) of the Securities Exchange Act of 1934.

TimesSquare Capital Management, LLC (TimesSquare)

COMPENSATION. TimesSquare’s Capital Management’s compensation program rewards top performing Portfolio Managers and Investment Analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm.  The program is tied exclusively to our client’s investment performance and financial results of the firm and our investment business.  Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for Portfolio Managers.  Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm.

Base Salaries.

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. The firm adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance (and not assets under management) using both manager-relative and benchmark-relative measures over multiple time horizons.  Such performance is measured over 1-and 3-year time periods versus the relative benchmarks. Performance is analyzed on a pre-tax basis.

Equity Ownership.

Senior investment professionals receive significant equity ownership in the firm, subject to a five-year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth.  Currently, substantially all of TimesSquare’s senior investment professionals with tenure greater than three years retain ownership.

CONFLICTS OF INTEREST. TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:

As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $75 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $75 billion limitation is extremely effective in avoiding conflicts since TimesSquare primarily manages investment portfolios with small to mid cap market mandates with a market capitalization range below $75 billion for most clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

TimesSquare Capital Management provides investment advisory services to sponsors of UMA wrap programs. Orders for accounts within wrap programs will be communicated to the respective sponsor’s trading desk either directly or indirectly through various service providers. TimesSquare utilizes a trade notification rotation process in order to determine the sequencing of orders among sponsors in the same strategy. In situations where we are placing an order for a security in multiple strategies, a separate rotation process occurs whereby both the strategy sponsor and the platform are taken into consideration.

Where we are solely providing a model portfolio for our advisory-only client relationships (e.g. UMA), TimesSquare Capital Management does not have control of the implementation of investment decisions and no trading authority for the underlying accounts. The sponsor of the UMA program has the discretion to execute the trades recommended in the model.

As a result of TimesSquare Capital Management’s trade notification rotation procedure clients in the same strategy may receive different execution prices and different rates of return for trades done on the same day.

IPOs are not allocated to UMA sponsors or to clients that have limited our trading discretion unless the client’s designated broker makes IPOs available to the account.

On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve-month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted. Conflict Management: To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients. TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients. TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Advanced Series Trust (the “Trust”) shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Subadvisers’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Subadvisory Agreement filed herewith or incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

(1)(a)(i) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the "Registration Statement"), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(a)(ii) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to the Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to the Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None

(4) The form of Plan of Reorganization for the reorganization of the AST Small-Cap Value Portfolio and AST Small-Cap Growth Portfolio, each a series of the Trust, is included as Exhibit A to the Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a)(i) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.) and Prudential Investments LLC (now known as PGIM Investments LLC) for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to the Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(a)(ii) Amendment to Investment Management Agreement, among the Registrant, PGIM Investments LLC and AST Investment Services Inc., dated March 13, 2023. Filed as an exhibit to Post-Effective Amendment No. 188 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2023, and is incorporated herein by reference.

(6)(b)(i) Contractual investment management fee waivers and/or contractual expense caps for AST Small Cap-Growth Portfolio and AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 188 to Registration Statement, which Amendment was filed via EDGAR on April 19, 2023, and is incorporated herein by reference.

(6)(b)(ii) Contractual investment management fee waivers and/or contractual expense caps for the AST Small-Cap Growth Portfolio. Filed herewith.

(6)(c) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and UBS Asset Management (Americas) Inc. for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 142 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2016, and is incorporated herein by reference.

(6)(d) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC, and Emerald Mutual Fund Advisers Trust for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 162 to Registration Statement, which Amendment was filed via EDGAR on December 11, 2018, and is incorporated herein by reference.

(6)(e) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Massachusetts Financial Services Company for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 187 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2022, and is incorporated herein by reference.

(6)(f) Subadvisory Agreement among AST Investment Services, Inc. PGIM Investments LLC) and Victory Capital Management Inc. for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 187 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2022, and is incorporated herein by reference.

(6)(g) Subadvisory Agreement among AST Investment Services, Inc. PGIM Investments LLC) and Driehaus Capital Management LLC for the AST Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 187 to Registration Statement, which Amendment was filed via EDGAR on December 19, 2022, and is incorporated herein by reference.

(6)(h) Subadvisory Agreement among American Skandia Investment Services, Incorporated (now known as AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC) and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(6)(i) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Hotchkis and Wiley Capital Management LLC for the AST Small-Cap Value Portfolio. Filed as an exhibit to Form N-14 which was filed via EDGAR on March 11, 2022, and is incorporated herein by reference.

(6)(j) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Boston Partners Global Investors, Inc. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Form N-14 which was filed via EDGAR on March 11, 2022, and is incorporated herein by reference.

(6)(k) Subadvisory Agreement among AST Investment Services, Inc., PGIM Investments LLC and Goldman Sachs Asset Management, L.P. for the AST Small-Cap Value Portfolio. Filed as an exhibit to Form N-14 which was filed via EDGAR on March 11, 2022, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(7)(b) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post- Effective Amendment No. 58 to the Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(b)(i) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) filed via EDGAR on June 29, 2005 (File No. 33-10649).

(9)(b)(ii) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 184 to the Registration Statement, which Amendment was filed via EDGAR on December 15, 2021, and is incorporated herein by reference.

(11) Opinion and Consent of Ropes & Gray LLP, counsel for Registrant. Filed herewith.

(12) Opinion and Consent of Ropes & Gray LLP, counsel to Registrant, supporting tax matters and consequences to shareholders. To be filed by amendment.

(13)(a)(i) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund (now Prudential Investment Portfolios 4) Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(13)(a)(ii) Amendment to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007, which Amendment was filed via EDGAR on December 18, 2023, and is incorporated herein by reference.

(13)(a)(iii) Amendment dated February 5, 2024, to the Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed as an exhibit to Post-Effective Amendment No. 193 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2024, and is incorporated herein by reference.

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c)(i) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(c)(ii) Amendment dated February 25, 2013, to the Amended and Restated Participation Agreement dated June 8, 2005, among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(d)(i) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.)., Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e)(i) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(e)(ii) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(f) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now known as PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to the Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(g) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now known as PGIM Investments LLC) and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to the Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 9th day of September, 2024.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 9th day of September, 2024.

Signature	Title	Date

/s/ *Timothy S. Cronin	President and Principal Executive Officer
Timothy S. Cronin

/s/ * Susan Davenport Austin	Trustee
Susan Davenport Austin

/s/ * Sherry S. Barrat	Trustee
Sherry S. Barrat

/s/ * Jessica M. Bibliowicz	Trustee
Jessica M. Bibliowicz

/s/ * Kay Ryan Booth	Trustee
Kay Ryan Booth

/s/ * Stephen M. Chipman	Trustee
Stephen M. Chipman

/s/ * Robert F. Gunia	Trustee
Robert F. Gunia

/s/ * Thomas M. O’Brien	Trustee
Thomas M. O’Brien

/s/ * Christian J. Kelly		Chief Financial Officer (Principal Financial Officer)
Christian J. Kelly

/s/ * Elyse McLaughlin		Treasurer and Principal Accounting Officer
Elyse McLaughlin

*By:	/s/ Melissa Gonzalez	Attorney-in-Fact	September 9, 2024

* Pursuant to Powers of Attorney filed herein as Exhibit 16.

Exhibits

Exhibit Number	Description

(6)(b)(ii)	Contractual investment management fee waivers and/or contractual expense caps for the AST Small-Cap Growth Portfolio.

(11)	Opinion and Consent of Ropes & Gray LLP, counsel for Registrant.

(14)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, of the Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.